UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
                                                   ----------------------------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          BARON INVESTMENT FUNDS TRUST
                            (f/k/a Baron Asset Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:

--------------------------------------------------------------------------------

               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

                                BARON ASSET FUND

                   NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF
                                  SHAREHOLDERS


  To Our Shareholders:

Please take notice that the Special Meeting of Shareholders (the "Meeting") of Baron Asset Fund (the "Fund"), which was scheduled to take place at the Loews Regency Hotel, 540 Park Avenue (at 61st Street), New York, NY 10021, on December 5, 2006, at 11 a.m. eastern time is being adjourned to January 12, 2007.

As described in the proxy statement filed with the Securities and Exchange Commission on October 12, 2006 (the "Proxy Statement"), the shareholders of the Fund will be asked to consider and vote as a single class on the following proposal:

     (1)  To approve or disapprove a change to the investment goal of the Fund.

The shareholders of the Fund will be asked to consider and vote separately on the following proposal, which is described in the Proxy Statement:

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT GOAL TO PROVIDE CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN THE SECURITIES OF MEDIUM SIZED GROWTH COMPANIES. THE BOARD BELIEVES THIS CHANGE WILL BENEFIT THE FUND'S SHAREHOLDERS AS IT WILL ALLOW THE ADVISER TO BETTER DISTINGUISH THE FUND FROM BARON FUNDS' TWO SMALL-CAP GROWTH FUNDS. IN ADDITION, THIS CHANGE WILL ALLOW THE FUND TO TAKE ADVANTAGE OF BARON FUNDS' INSTITUTIONAL KNOWLEDGE OF THE MANY SUCCESSFUL SMALL GROWTH COMPANIES WHICH HAVE BECOME MID-SIZED GROWTH COMPANIES AND WHICH THE ADVISER BELIEVES HAVE SIGNIFICANT GROWTH PROSPECTS.

WE GREATLY APPRECIATE YOUR PROMPT ATTENTION TO THIS MATTER AND ASK THAT YOU VOTE
--------------------------------------------------------------------------------
YOUR  SHARES AS SOON AS  POSSIBLE  SO THAT THE  PROPOSAL IS APPROVED IN A TIMELY
--------------------------------------------------------------------------------
MANNER AND FURTHER COSTS CAN BE KEPT TO A MINIMUM.
--------------------------------------------------

YOU CAN VOTE YOUR SHARES BY PROXY BY:
--------------------------------------------------------------------------------
| 1. TO SPEAK  TO  A  PROXY  VOTING  SPECIALIST:  Dial  1-888-684-2446  and  a |
|    ------------------------------------------          --------------        |
| representative from MIS, an ADP company (the Fund's proxy solicitor) will| | assist you with voting your shares and answer any of your proxy related | | questions. SPECIALISTS AVAILABLE MON FRI: 9:30 A.M. TO 9:00 P.M., SAT: |
|    10:00 A.M. TO 6:00 P.M.                                                   |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
| 2. VOTE BY TOUCH-TONE: Dial the TOLL-FREE touch-tone voting number listed on |
|    ------------------                                                        |
| your proxy card, enter the CONTROL NUMBER printed your proxy card and| | follow the simple instructions. Telephone voting is available 24 hours a |
|    day, 7 days a week.                                                       |
| 3. VOTE VIA INTERNET:  Go to  website  listed on your proxy  card, enter the |
|    -----------------                                                         |
|    CONTROL  NUMBER  printed  on  your  proxy  card  and  follow  the  simple |
|    instructions.                                                             |
| 4. VOTE BY MAIL:Sign and Date the enclosed proxy card and mail back using the|
|    ------------                                                              |
|    enclosed pre-paid postage envelope.                                       |
--------------------------------------------------------------------------------


                                By order of the Board of Trustees

                                /s/ Linda S. Martinson
                                ----------------------
                                    Linda S. Martinson
                                    Secretary

                             ADP SOLICITATION SCRIPT
                             -----------------------



"Hi, my name is -------------------- and this is a courtesy call from ADP. I am a proxy representative on behalf of Baron Asset Funds. Is (shareholder name) available?"

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:

     "Hi Mr./Ms. ---------------------, my name is ------------ and I am calling from ADP because you are a shareholder of Baron Asset Fund and for your protection this call is being recorded. Although you may not have been called in the past, Baron has chosen ADP to assist with the solicitation of votes for the upcoming special meeting of Shareholders which has been adjourned to January 12, 2007. Have you received this material?"

IF THE SHAREHOLDER ANSWERS:

     "Hi Mr./Ms. -------------------, I am calling from ADP because you are a shareholder of Baron Asset Funds and for your protection this call is being recorded. Although you may not have been called in the past, Baron has chosen ADP to assist with the solicitation of votes for the upcoming special meeting of Shareholders which has been adjourned to January 12, 2007. Have you received this material?"

IF NOT RECEIVED:

[VERIFY ADDRESS AND MAKE ANY CHANGES.]

     "I can either email or resend the voting material to you. If you would like we can schedule a call back for a later date. Also, you may call us back after receiving the materials with any questions or to cast your vote over the phone. The phone number is 1- 888-684-2446."

IF YES (regarding emailing):

     "Excellent, may I have your email address please?"

[AFTER THE SHAREHOLDER TELLS YOU THEIR EMAIL ADDRESS, READ IT BACK TO THEM PHONETICALLY AND VERIFY IF IT IS CASE SENSITIVE.]

     "Thank you Mr./Ms. --------------------. I will have that email out to you within one business day and please be aware that the email is coming from ADP Proxy Services. Our phone number will be in that email for you to call back and vote your shares, as well as answer any questions you may have."

IF YES (regarding re-mailing):

     "The new package will be mailed out to you. Mr./Ms. -------------- would you like me to schedule a call back after you have had a chance to review the material? Thank you for your time and have a great day/evening."

IF NO (regarding emailing or re-mailing):

     "You may automatically receive another mailing because of your unvoted shares. Please be aware that as a shareholder, your vote is important. If you receive another mailing you are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card."

IF RECEIVED:

     "Have you had a chance to review the material and are there any questions I can answer for you?"

     "If you have no (further) questions, would you like to take this opportunity to place your vote with me over the phone?"

IF SHARES WERE SOLD AFTER RECORD DATE:

     "Since you were a shareholder on the date of record, which was October 6, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote."

IF YES (to placing their vote):

     "The process will only take a few moments.

          1.   I will introduce myself again and give the date and time.

          2.   I will then ask your permission to record your vote.

          3. At that point, I will need you to verify your full name and mailing address.

     My name is ---------------------- from ADP on behalf of Baron Asset Funds. Today's date is ---------------- and the time is -------- E.T.

     May I take your vote now?

     May I please confirm you have received the material and are authorized to vote on this/these account(s)?

     For the record, would you please state your full name and full mailing address?

     THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL(S) AS SET FORTH IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR THIS/THESE PROPOSAL(S). DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?"

FOR FAVORABLE VOTE:

     "Mr./Ms. ---------------- I have recorded your vote as follows, for all of your Baron Asset Funds accounts you are voting the Board's recommendation in favor of the proposal(s) as set forth in the proxy materials you received, is that correct?"

FOR NON-FAVORABLE VOTE:

     "Mr./Ms.------------ I have recorded your vote as follows, for all of your Baron Asset Funds accounts you are voting against the proposal(s) as set forth in the proxy materials you received, is that correct?"

FOR ABSTENTIONS:

     "Mr./Ms. -------------- I have recorded your vote as follows, for all of your Baron Asset Funds accounts you are abstaining on the proposal(s) as set forth in the proxy materials you received, is that correct?"

[RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.]

     "Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-888-684-2446 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00pm ET, December 4, 2006. Thank you very much for your participation and have a great day/evening."

IF NOT INTERESTED (IN VOTING):

     "Please be aware that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening."

IF YES (to scheduling a call back):

     "Thank you very much Sir/Madame, we will give you a call back at your convenience on at ---- o'clock your time. Should you have any further questions prior to our call back, please feel free to call us at 1-888-684-2446. Thank you for your time and have a great day/evening."

IF NO (regarding call-back):

     "We would like to ensure you, that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Or if you would like to vote by phone, you may do so by calling us back at 1-888-684-2446. Thank you again for your time today, and have a wonderful day/evening."

                           ANSWERING MACHINE MESSAGE:

     "Hello, this message is for -------------- my name is  --------------------
     and I am a proxy representative for ADP on behalf of Baron Asset Funds, with which you are a shareholder. Although you may not have been called in the past, Baron has chosen ADP to assist with the solicitation of votes for the upcoming special meeting of Shareholders which has been adjourned to January 12, 2007. You should have received material in the mail recently concerning this Special meeting of Shareholders.

     Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. You may call also call us toll free at 1-888- 684-2446 to cast your vote directly over the phone or to answer any questions you may have.

     Your prompt response will ensure that enough shareholder participation will be present at the meeting. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. Thank you and have a great day/evening."